Exhibit 99.1

News Release

The Hillman Companies, Inc. Reports Year-to-Date 2020 Financial Results

CINCINNATI, July 20, 2020 -- The Hillman Companies, Inc. (NYSE-AMEX: HLM.PR) (the “Company” or “Hillman”) reported today selected summary financial results for the twenty-six weeks ended June 27, 2020. Notice: The following disclosure is being made because a similar disclosure is being made by one of the Company’s private equity owners to its investors and prospective investors.

	Twenty-six Weeks Ended June 27, 2020	Twenty-six Weeks Ended June 29, 2019
Net Sales	$642,546	$612,287
Adjusted EBITDA (1)	$106,088	$96,335

	June 27, 2020	December 28, 2019
Net Debt (2)	$1,577,784	$1,564,316

1.
Adjusted EBITDA (earnings before interest, income tax, depreciation, and amortization) is a non-GAAP financial measure. Refer to the "Reconciliation of Adjusted EBITDA” section of this press release for additional information as well as reconciliations between the company’s GAAP and non-GAAP financial results.

2.
Net Debt is a non-GAAP financial measure. Refer to the "Reconciliation of Net Debt” section of this press release for additional information as well as reconciliations between the company’s GAAP and non-GAAP financial results.

The Company plans to file its Form 10-Q with full financial results for the thirteen and twenty-six weeks ended June 27, 2020 on Thursday, August 6, 2020. The Company expects that the earnings call to discuss results for the thirteen and twenty-six weeks ended June 27, 2020 will be held on Friday, August 7th, 2020 at 10:00 am EDT, detailed dial in information for the earnings call will be provided at a later date.

The foregoing business update does not include all of the information that may be important to you in evaluating investment decisions with respect to the Company’s securities and should be read in conjunction with the quarterly, annual and other reports, including the financial statements, management’s discussion and analysis of financial condition and results of operations and risk factors contained therein, provided from time to time by the Company pursuant to the terms of the indenture governing the Trust Preferred Securities.

Forward-Looking Statements

This press release includes certain statements related to acquisitions, refinancing, capital expenditures, resolution of pending litigation, and realization of deferred tax assets that involve substantial risks and uncertainties and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include statements regarding our future financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “project,” or the negative of such terms or other similar expressions.

These forward-looking statements are not historical facts, but rather are based on our current expectations, assumptions, and projections about future events. Although we believe that the expectations, assumptions, and projections on which these forward-looking statements are based are reasonable, they nonetheless could prove to be inaccurate, and as a result, the forward-looking statements based on those expectations, assumptions, and projections also could be inaccurate. Forward-looking statements are not guarantees of future performance. Instead, forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions that may cause our strategy, planning, actual results, levels of activity, performance, or achievements to be materially different from any strategy, planning, future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those currently anticipated as a result of a number of factors, including the risks and uncertainties discussed under the caption “Risk Factors” set forth in Item 1A of our annual report filed on Form 10-K. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward-looking statements.

All forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this press release; they should not be regarded as a representation by the Company or any other individual. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. In light of these risks, uncertainties, and assumptions, the forward-looking events discussed in this press release might not occur or might be materially different from those discussed.

The Hillman Companies, Inc.

Founded in 1964 and headquartered in Cincinnati, Ohio, Hillman is a leading North American provider of complete hardware solutions, delivered with industry best customer service to over 38,000 customers. Hillman designs innovative product and merchandising solutions for complex categories that deliver an outstanding customer experience to home improvement centers, mass merchants, national and regional hardware stores, pet supply stores, and OEM & Industrial customers. Leveraging a world-class distribution and sales network, Hillman delivers a “small business” experience with “big business” efficiency.

For more information on the Company, please visit our website at http://www.hillmangroup.com or call Investor Relations at (513) 851-4900, ext. 68284.

THE HILLMAN COMPANIES, INC. AND SUBSIDIARIES
Consolidated Statement of Operating Income, GAAP Basis
(dollars in thousands)
Unaudited

	Twenty-six Weeks Ended June 27, 2020	Twenty-six Weeks Ended June 29, 2019
Net sales	$642,546	$612,287
Cost of sales (exclusive of depreciation and amortization shown separately below)	362,813	347,230
Selling, general and administrative expenses	184,723	188,718
Depreciation	34,747	32,471
Amortization	29,713	29,449
Management fees to related party	321	256
Other expense	55	5,352
Income from operations	$30,174	$8,811

THE HILLMAN COMPANIES, INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA (Unaudited)
(dollars in thousands)

EBITDA (earnings before interest, income taxes, depreciation and amortization) and Adjusted EBITDA are not measures made in accordance with U.S. generally accepted accounting principles (“GAAP”), and as such, should not be considered a measure of financial performance or condition, liquidity, or profitability. It should not be considered an alternative to GAAP-based net income or income from operations or operating cash flows. Further, because not all companies use identical calculations, amounts reflected by Hillman as EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Adjusted EBITDA is included to satisfy a reporting obligation under our indenture. Adjusted EBITDA as presented herein does not include certain adjustments and pro forma run rate measures contemplated by our senior secured credit facilities and our indenture and may also include additional adjustments that were not applicable at the time of the offering of the senior notes governed by our indenture. Adjusted EBITDA is also one of the performance criteria for the Company's annual performance-based bonus plan.

The reconciliation of operating income to EBITDA and Adjusted EBITDA for the twenty-six weeks ended June 27, 2020 and June 29, 2019 follows:

	Twenty-six Weeks Ended June 27, 2020	Twenty-six Weeks Ended June 29, 2019
Income from operations	$30,174	$8,811
Depreciation	34,747	32,471
Amortization	29,713	29,449
Mark-to-market adjustment on interest rate swaps	(1,942)	(2,902)
EBITDA	92,692	67,829

Stock compensation expense	2,669	662
Management fees	321	256
Acquisition and integration expense	990	2,468
Retention and long term incentive bonuses	—	4,059
Non-recurring legal fees	2,674	—
Canada Restructuring (1)	2,711	1,237
U.S. Restructuring (2)	880	—
Restructuring and other costs (3)	1,438	10,122
Asset impairment costs(4)	210	6,800
Other non-recurring charges (5)	861	—
Change in fair value of contingent consideration	(1,300)	—
Mark-to-market adjustment on interest rate swaps	1,942	2,902
Adjusted EBITDA	$106,088	$96,335

1.	Includes charges related to a restructuring plan announced in our Canada segment in 2018, including facility consolidation and charges relating to exiting certain lines of business.

2.
Includes charges related to a restructuring plan announced in our United States business in the fourth quarter of 2019, including severance related to management realignment and the integration of sales and operating functions.

3.	Includes one time charges associated with new business wins along with consulting and other costs associated with streamlining our manufacturing and distribution operations.

4.	Impairment losses for the disposal of FastKey self-service key duplicating kiosks and related assets.

5.	Includes ongoing expenses associated with manufacturing lines that were temporarily idle due to the pandemic.

THE HILLMAN COMPANIES, INC. AND SUBSIDIARIES
Reconciliation of Net Debt
(dollars in thousands)
Unaudited

Net debt is not a measure made in accordance with U.S. generally accepted accounting principles (“GAAP”), and as such, should not be considered a measure of financial performance or condition, liquidity, or profitability. It should not be considered an alternative to GAAP-based net income or income from operations or operating cash flows. Further, because not all companies use identical calculations, amounts reflected by Hillman as net debt may not be comparable to similarly titled measures of other companies. Net debt is included to satisfy a reporting obligation for our private equity owners.

The following table reconciles the Company's long term debt to net debt:

	June 27, 2020	December 28, 2019
Revolving loans	$129,000	$113,000
Senior term loan, due 2025	1,042,349	1,047,653
6.375% Senior Notes, due 2022	330,000	330,000
11.6% Junior Subordinated Debentures - Preferred	105,443	105,443
Junior Subordinated Debentures - Common	3,261	3,261
Capital & finance leases	2,112	2,275
	1,612,165	1,601,632
Unamortized premium on 11.6% Junior Subordinated Debentures	15,366	16,110
Unamortized discount on Senior term loan	(7,285)	(8,040)
Current portion of long term debt, capital leases and finance leases	(11,400)	(11,358)
Deferred financing fees	(12,458)	(14,055)
Total long term debt, net	1,596,388	1,584,289

Less cash and cash equivalents	18,604	19,973
Net debt	$1,577,784	$1,564,316